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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        July 1, 2002
                                                 -------------------------------


                                BRIGHTPOINT, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                 0-23494                      35-1778566
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(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)              Identification No.)
incorporation)


600 East 96th Street, Suite 575, Indianapolis, Indiana  46240
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(Address of principal executive offices)              (zip code)


Registrant's telephone number, including area code     (317) 805-4100
                                                   -----------------------------


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(Former name or former address, if changed since the last report)


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Item 5.  Other Events.

On July 1, 2002, Brightpoint, Inc. issued a press release in the form attached hereto as Exhibit 99.1 which is incorporated herein by reference announcing that the Company repurchased an additional 17,890 of its 214,923 outstanding convertible, subordinated, zero-coupon Convertible Notes due 2018.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Not Applicable

(c)   Exhibits.

  99.1 Brightpoint, Inc. Press Release dated July 1, 2002.
  99.2 Cautionary Statements.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BRIGHTPOINT, INC.


                                      By  /s/ Steven E. Fivel
                                          ---------------------------
                                          Steven E. Fivel, Executive
                                          Vice President and General Counsel


Dated:  July 1, 2002



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